CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [**], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO SAREPTA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

Exhibit 10.66

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [**], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO SAREPTA THERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

Execution Version HIGHLY CONFIDENTIAL

Subject to Federal Rules of Evidence 408

AMENDMENT NO. 2 TO LICENSE AGREEMENT

This AMENDMENT NO. 2 TO LICENSE AGREEMENT (“Amendment No. 2”) is

made and entered effective as of November 17, 2021 (the “Amendment No. 2 Effective Date”), by and between Sarepta Therapeutics, Inc., with offices at 215 First Street, Suite 415, Cambridge, MA 02142, USA and ST International Holdings Two, Inc. (the successor entity to Sarepta International C.V.), with a registered office at 251 Little Falls Drive, Wilmington, DE 19808, USA (collectively, “Sarepta”) on the one hand, and BioMarin Leiden Holding BV and its subsidiaries, BioMarin Nederlands BV and BioMarin Technologies BV (collectively, “BioMarin”), on the other hand. BioMarin and Sarepta may, from time-to-time, be individually referred to as a “Party” and collectively referred to as the “Parties”.

WHEREAS, the Parties entered into that certain License Agreement between Sarepta and BioMarin, dated as of July 17, 2017, as amended by that certain Amendment No. 1 to License Agreement dated as of April 14, 2019 (the “Current Agreement”);

WHEREAS, the Parties have been engaged in certain contract disputes and proceedings related to the Current Agreement with respect to which Sarepta formally notified BioMarin on September 7, 2021 that Sarepta viewed BioMarin to be in material breach of the Current Agreement and commenced a lawsuit against BioMarin in the United States District Court for the Southern District of New York on September 9, 2021, Docket No. 1:21-cv-7534 (the “Lawsuit”) alleging certain violations of the Current Agreement;

WHEREAS, pursuant to that certain Settlement Agreement, dated as of the Amendment No. 2 Effective Date, by and between the Parties (the “2021 Settlement Agreement”) pursuant to which the Parties have agreed to settle the Lawsuit, the Parties have agreed to simultaneously enter into this Amendment No. 2 pursuant to which, in the interest of amicably resolving the Lawsuit, BioMarin has agreed to exercise the BioMarin Co-Exclusive License Option, subject to the terms and conditions of the Current Agreement, as modified by this Amendment No. 2 (the “Agreement”);

WHEREAS, the Parties desire to amend the Current Agreement as set forth herein; and

WHEREAS, following the Amendment No. 2 Effective Date, the Agreement shall govern the relationship between the Parties with respect to the matters set forth herein and therein.

NOW, THEREFORE, in consideration of the foregoing recitals and of the conditions, covenants, and agreements set forth below and in the 2021 Settlement Agreement, the sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

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1.
Defined Terms. Capitalized terms not otherwise defined in this Amendment No. 2 shall have the meaning ascribed to such terms in the Current Agreement or the 2021 Settlement Agreement.

2.
Exercise of BioMarin Co-Exclusive License Option. The Parties hereby agree that, for purposes of the Agreement, (a) as of the Amendment No. 2 Effective Date, the BioMarin Co-Exclusive License Option has been irrevocably exercised, and (b) the BioMarin Option Notice is deemed to have been provided by BioMarin on the date that is 60 days prior to the Amendment No. 2 Effective Date.

3.
Conversion to Co-Exclusive License. Section 2.4.2 of the Current Agreement is hereby deleted in its entirety and replaced with the following:

2.4.2. Co-Exclusive License. From and after the Amendment No. 2 Effective Date,

(a) the Sarepta License under Section 2.1(b) (License Grant to Sarepta) will be limited by and subject to BioMarin’s co-exclusive right (co-exclusive with Sarepta) to practice and exploit the Licensed IP in the Territory in all fields of use during the remainder of the Term, subject to the terms of this Agreement, (b) the royalties payable to BioMarin on Net Sales of Royalty Bearing Products will be reduced beginning on July 1, 2022, as set forth in Section 4.4.1 (Royalty Rates), and (c) the definitions of “Royalty Bearing Product” in Section 1.77 (Royalty Bearing Product) and “Royalty Term” in Section 1.78 (Royalty Term) will be automatically replaced by the following definitions, respectively, beginning on July 1, 2022 for all purposes of this Agreement:

“Royalty Bearing Product” means, on a country-by-country and Product- by-Product basis, all Products that are Covered by a Licensed Patent in the applicable country.

“Royalty Term” means, on a country-by-country and Royalty Bearing Product-by-Royalty Bearing Product basis, the period of time beginning on the First Commercial Sale Date and ending on the earlier of (i) the date the relevant Royalty-Bearing Product is no longer Covered by a Licensed Patent in the applicable country or (ii) March 31, 2024 in the United States and December 31, 2024 in all other countries in the Territory.

4.
BioMarin Right to License. Section 2.4.3 of the Current Agreement is hereby deleted in its entirety and replaced with the following:

1.1.3
BioMarin Right to License. From and after the Amendment No. 2 Effective Date, BioMarin may grant licenses under the Licensed IP, through multiple tiers, only to any Third Party collaboration partner, regional licensee, manufacturer or distributor, provided that (a) such licenses are consistent with the terms and conditions of this Agreement, and (b) such licenses are limited to

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Products for which BioMarin retains the exclusive right to directly commercialize in the United States and the European Union.

5.
Royalty-Bearing Products and Scope of Licensed Patents. Section 2.4 of the Current Agreement is hereby amended to add the following as a new Section 2.4.4:

1.1.4
Royalty-Bearing Products and Scope of Licensed Patents.

(a)
The Parties hereby agree that: (i) Schedule 1.77(a) sets forth a list of all Products that are Royalty Bearing Products and have Net Sales in the Territory as of the Amendment No. 2 Effective Date under the definition of Royalty Bearing Product that will be in effect through June 30, 2022; and

(ii) Schedule 1.77(b) sets forth a list of all Products that have Net Sales in the Territory that the Parties agree are Covered by an issued or allowed Licensed Patent (as well as the issued or allowed Licensed Patents that the Parties agree Cover such Products) on a country-by-country basis as of the Amendment No. 2 Effective Date and thus would be Royalty Bearing Products in such country under the definition of Royalty Bearing Products that will be in effect commencing July 1, 2022 if the scope of the issued or allowed Licensed Patents does not change between the Amendment No. 2 Effective Date and July 1, 2022.

(b)
The Parties hereby agree that: (i) the issued or allowed Licensed Patents identified at Schedule 1.77(b) Cover an Exon 51 Skipping Product, an Exon 53 Skipping Product or an Exon 45 Skipping Product as of the Amendment No. 2 Effective Date; and (ii) for all purposes of this Agreement, no Licensed Patents claiming priority to [**], and issuing after the Amendment No. 2 Effective Date, will be deemedto Cover an Exon 51 Skipping Product,an Exon 53 Skipping Product or an Exon 45 Skipping Product, including, but not limited to [**] upon its issuance. Any disputes regarding whether Licensed Patents (other than Licensed Patents claiming priority to [**], including, but not limited to [**] upon its issuance) issuing or allowed before or after the Amendment No. 2 Effective Date Cover an Exon 51 Skipping Product, an Exon 53 Skipping Product, or an Exon 45 Skipping Product will be addressed as provided in Section 6.4 of the Agreement (Patent Coverage Disputes).

6.
Royalty Rate Adjustments. Section 4.4.1 of the Current Agreement is hereby deleted in its entirety and replaced with the following:

4.4.1 Royalty Rates. Subject to the terms and conditions of this Agreement and commencing upon the beginning of the first Calendar Quarter, Sarepta will pay

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HIGHLY CONFIDENTIAL

Subject to Federal Rules of Evidence 408

to BioMarin, on a Royalty Bearing Product-by-Royalty Bearing Product and country- by-country basis, royalties on the Net Sales of Royalty Bearing Products during the applicable Royalty Term as set forth below:

Prior to July 1, 2022:	Royalty Rate
(a) Net Sales of a Royalty Bearing Product in the United States in a Calendar Quarter prior to July 1, 2022	5%
(b) Net Sales of a Royalty Bearing Product outside the United States in a Calendar Quarter prior to July 1, 2022	8%
On and after July 1, 2022:	Royalty Rate
(c) Net Sales of a Royalty Bearing Product in the United States in a Calendar Quarter on and after July 1, 2022	4%
(d) Net Sales of a Royalty Bearing Product outside the United States in a Calendar Quarter on and after July 1, 2022	5%

If the manufacture, use, performance or sale of any Royalty Bearing Product is Covered by more than one Valid Claim or Patent of the Licensed Patents, multiple royalties will not be due as a result of being so covered. Following the expiration of the applicable Royalty Term in a country in the Territory with respect to a Royalty Bearing Product (but not following an earlier termination of this Agreement), the Sarepta License with respect to such Royalty Bearing Product in such country will be fully-paid, irrevocable, perpetual and royalty-free, on a Royalty Bearing Product-by-Royalty Bearing Product and country-by-country basis.

7.
Addition of Schedules. Schedule 1.77(a) and Schedule 1.77(b) attached to this Amendment No. 2 are hereby added to the Agreement as Schedule 1.77(a) and Schedule 1.77(b).

8.
Deletion of Certain Definitions and Provisions.

a.
Section 1.12 of the Current Agreement is hereby deleted in its entirety and

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replaced with the following:

1.12. [Reserved.]

b.
Section 1.58 of the Current Agreement is hereby deleted in its entirety and replaced with the following:

“Milestone Event” means any milestone event set forth in Section 4.2 (Development Milestone Payments) corresponding to a Milestone Payment.

c.
Section 1.59 of the Current Agreement is hereby deleted in its entirety and replaced with the following:

“Milestone Payment” means any milestone payment set forth in Section 4.2 (Development Milestone Payments) corresponding to a Milestone Event.

d.
Section 4.3 of the Current Agreement is hereby deleted in its entirety and replaced with the following:

4.3. [Reserved.]

e.
The text “[**]” in the instance where it is used in Section 4.4.3(b) of the Current Agreement is hereby deleted and replaced with “same up-front and development milestone payments.” The text “[**],” in the instance where it is used in Section 4.4.3(b) of the Current Agreement is hereby deleted and replaced with “[**],”. The text “[**],” in each of the two instances where it is used in Section 4.4.3(b) of the Current Agreement, is hereby deleted in each instance from Section 4.4.3(b) of the Current Agreement and replaced with [**].”

9.
Current Licensed Patents.

a.
Effective as of the Amendment No. 2 Effective Date, Schedule 1.57 (Licensed Patent Rights) of the Current Agreement is hereby deleted in its entirety and replaced with the Schedule 1.57 attached to this Amendment No. 2.

b.
BioMarin represents and warrants that Schedule 1.57 attached to this Amendment No. 2 includes all Patents in the Territory that are Controlled by BioMarin or its Affiliates as of the Amendment No. 2 Effective Date that are necessary or useful (or, with respect to patent applications, would be necessary or useful if such patent applications were to issue as patents) to research, develop, make, have made, use, sell, offer for sale, have sold, import or export any Product in the Territory.

10.
Entire Agreement. Subsection 13.9, entitled “Entire Agreement” shall be deleted in its entirety and replaced by the following:

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13.9. Entire Agreement. This Agreement and any amendment hereto, together with its Schedules, and the Settlement Agreement, the 2021 Settlement Agreement, and the CDA together set forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersede all proposals, oral or written, and all other prior communications between the Parties with respect to such subject matter. In the event of any conflict between a material provision of this Agreement and any Exhibit or Schedule hereto, the Agreement and any amendment hereto will control. The Parties hereby agree and acknowledge that the letters of correspondence from Sarepta to BioMarin or their respective counsel dated September 13, 2018, July 2, 2021, and September 7, 2021, and the letters of correspondence from BioMarin to Sarepta dated October 1, 2018 and August 18, 2021, in each case, shall have no legal binding effect, and in the event of any conflict, this Agreement and any amendment hereto shall control.

11.
No Other Effect. Except as expressly modified in this Amendment No. 2, the Agreement shall continue in full force and effect in accordance with its terms. The Parties agree and acknowledge that nothing in this Amendment No. 2 shall limit either Party’s rights under the Current Agreement.

12.
Representations and Warranties. Each of the Parties represents to the other Party that all corporate formalities required to enter into this Amendment No. 2 have been obtained and that each such party has the rights to grant the rights and take on the obligations provided in this Amendment No. 2.

13.
Counterparts. This Amendment No. 2 may be executed in any number of counterparts, including by PDF signature pages, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.
Binding Effect. This Amendment No. 2 shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, successors, trustees, transferees and assigns.

[Signatures on next page]

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Subject to Federal Rules of Evidence 408

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment No. 2 to be executed by their duly authorized representatives as of the Amendment No. 2 Effective Date.

ST International Holdings Two, Inc.	BioMarin Leiden Holding BV
By: /s/ Peter Walsh	By: /s/ G. Eric Davis
Name: Peter Walsh	Name: G. Eric Davis
Title: Sr. Director, Compliance	Title: Director

Sarepta Therapeutics, Inc.	BioMarin Nederlands BV
By: /s/ Doug Ingram	By: /s/ G. Eric Davis
Name: Doug Ingram	Name: G. Eric Davis
Title: President & CEO	Title: Director

BioMarin Technologies BV

By: /s/ G. Eric Davis
Name: G. Eric Davis
Title: Director

Schedule 1.57 Licensed Patents

[**]

Schedule 1.77(a)

[**]

Schedule 1.77(b)

[**]